UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2008

THE STANLEY WORKS

(Exact name of Registrant as specified in its charter)

Connecticut	1-5244	06-0548860
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Stanley Drive
New Britain, Connecticut 06053
(Address of principal executive offices)

Registrant’s telephone number: (860) 225-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

As a routine administrative matter, the Company is updating the presentation of certain information previously disclosed in its Annual Report on Form 10-K for the fiscal year ended December 30, 2006 (the ‘‘2006 Form 10-K’’) to reflect the realignment of business segments that occurred during the first quarter of 2007. This updated information provides flexibility in the event the Company elects to pursue various financing alternatives in the future. The Company is filing this Current Report on Form 8-K solely to report the 2006 10-K disclosures pertaining to the realignment of business segments. Accordingly, there are no changes to consolidated earnings, cash flows or financial position.

The following Items in the 2006 Form 10-K have been recasted: Part I, Item 1(c) – Narrative Description of Business; Item 1A – Risk Factors; Item 2 – Properties; Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Notes to Consolidated Financial Statements A., D., F., G., O., P., and T. due to the realignment by the Company to report three new business segments effective with the first quarter 2007 reporting. This Form 8-K also includes disclosure clarifications in Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations: (i) material limitation associated with the use of free cash flow as a measure; (ii) reconciliation of non-GAAP debt to equity ratio to GAAP debt to equity ratio; (iii) addition of the estimated interest payments to be made on long-term debt and payments to be made associated with derivative agreements to the contractual obligation table.

This Current Report on Form 8-K only reports changes to the information previously disclosed in the 2006 Form 10-K as set forth in Exhibit 99.1 hereto and no attempt has been made to modify or update any other disclosures presented in the 2006 Form 10-K aside from the recasted segment information. In addition, the particular Items of the 2006 Form 10-K affected by the recasted segment data have been included in their entirety, as so recasted, in Exhibit 99.1. This Current Report on Form 8-K does not modify or update disclosures that could be affected by subsequent events following February 26, 2007, the date upon which the 2006 Form 10-K was filed.

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Item 9.01    Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

23	Consents of Experts and Counsel

99.1	Annual Report on Form 10-K for 2006 (Updated to present recasted business segment information)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2008

The Stanley Works
By:	/s/ Bruce H. Beatt
Name: Bruce H. Beatt Title: Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
23	Consents of Experts and Counsel
99.1	Annual Report on Form 10-K for 2006 (Updated to present recasted business segment information)